Supplemental Agreement No. 15

to

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8 and 737-9 Aircraft

    THIS SUPPLEMENTAL AGREEMENT, entered into as of March 29, 2021, by and between THE BOEING COMPANY (Boeing) and ALASKA Airlines, Inc. (Customer).

    WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively Aircraft);

WHEREAS, Boeing and Customer have agreed to update and amend the Purchase Agreement to add twenty-three (23) incremental 737-9 Aircraft, amend certain terms and conditions related to advance payments and escalation, revise the Option Aircraft quantity and exercise dates, and remove Purchase Right Aircraft; and

WHEREAS, Customer has agreed to replace nine (9) firm Aircraft with the purchase of nine (9) Remarket Aircraft as outlined in this Supplemental Agreement.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.Purchase Agreement Table of Contents and Tables:

a.The Purchase Agreement “Table of Contents,” is hereby deleted in its entirety and replaced with the revised Table of Contents, attached
P.A. 3866
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Supplemental Agreement No. 15 to
Purchase Agreement No. 3866

hereto, to reflect the changes made in this Supplemental Agreement No. 15.

b. The Purchase Agreement “Table 1 to Purchase Agreement No. PA-03866,” is hereby deleted in its entirety and replaced with revised Table 1-A, 1-B, and 1-C, attached hereto, to reflect the revisions to scheduled delivery months, replacement of nine (9) firm Aircraft with nine (9) Remarket Aircraft and the addition of twenty-three (23) incremental Aircraft as outlined in this Supplemental Agreement No. 15.
2. Exhibits:

a.Exhibits A-3 through A-8, “Remarket Aircraft Configuration 737-9,” relating to the Remarket Aircraft configuration and attached hereto, is hereby incorporated into the Purchase Agreement as part of this Supplemental Agreement 15.

b.Exhibit B-1, “Aircraft Delivery Requirements and Responsibilities,” relating to the Remarket Aircraft and attached here to, is hereby incorporated into the Purchase Agreement as part of this Supplemental Agreement 15.

3. Letter Agreements:

a.Letter Agreement ASA-PA-3866-LA-09439R4, entitled “Special Matters – Models 737-8 and 737-9,” is hereby deleted and replaced in its entirety with a revised Letter Agreement ASA-PA-3866-LA-09439R5, entitled “Special Matters,” attached hereto, to reflect changes made in this Supplemental Agreement 15.

b.Letter Agreement ASA-PA-3866-LA-09440R5, entitled “Option Aircraft,” is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09440R6, attached hereto, to reflect the Parties’ revision to the quantity and other terms and conditions of the Option Aircraft available to Customer in this Supplemental Agreement 15.

c.Letter Agreement ASA-PA-3866-LA-09441R1, entitled “Aircraft Model Substitution,” is hereby deleted in its entirety and replaced with a revised Letter Agreement ASA-PA-3866-LA-09441R2, attached hereto, to reflect changes made in this Supplemental Agreement 15.

d.Letter Agreement ASA-PA-3866-LA-09442R1 [ * * * ] is deleted in its entirety from the Purchase Agreement [ * * * ] as part of this Supplemental Agreement 15.

e.Letter Agreement ASA-PA-3866-LA-09445R1, entitled “Special Matters – Option Aircraft,” is hereby deleted in its entirety and replaced
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Supplemental Agreement No. 15 to
Purchase Agreement No. 3866

with a revised Letter Agreement ASA-PA-3866-LA-09445R2, attached hereto, to reflect changes made in this Supplemental Agreement 15.

f.Letter Agreement ASA-PA-3866-09446R1 [ * * * ] is deleted in its entirety [ * * * ] from the Purchase Agreement.

g.Letter Agreement ASA-PA-3866-LA-09448, entitled “Remarket Aircraft,” attached hereto with tables and exhibits, is incorporated into the Purchase Agreement as part of this Supplemental Agreement 15.

h.Letter Agreement ASA-PA-3866-LA-09449, entitled “Remarket Aircraft Open Configuration Matters,” attached hereto, is incorporated into the Purchase Agreement as part of this Supplemental Agreement 15.

i. Letter Agreement ASA-PA-3866-LA-09450, entitled “Remarket Aircraft Open Matters,” attached hereto, is incorporated in the Purchase Agreement as part of this Supplemental Agreement 15.

j.Letter Agreement ASA-PA-3866-LA-09451, entitled “Escalation Program,” attached hereto, is incorporated into the Purchase Agreement as part of this Supplemental Agreement 15.

k.Letter Agreement ASA-PA-3866-LA-09452, entitled “Advance Payment Matters,” attached hereto, is incorporated into the Purchase Agreement as part of this Supplemental Agreement 15.

l. Letter Agreement 6-1162-LLL-0130R3 [ * * * ] is deleted in its entirety from the Purchase Agreement to reflect the Parties’ incorporation of the commercial terms of said Letter Agreement into ASA-PA-3866-09439R5.

m. Letter Agreement 6-1162-MVL-030 [ * * * ] is deleted in its entirety from the Purchase Agreement to reflect the Parties’ incorporation of the commercial terms of said Letter Agreement into ASA-PA-3866-09439R5.

The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.
P.A. 3866
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Supplemental Agreement No. 15 to
Purchase Agreement No. 3866

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

ALASKA AIRLINES, INC.

By

Its	SVP Fleet, Finance and Alliances & Treasurer

P.A. 3866
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